UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________

FORM 8-K

_____________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 1, 2012

Keryx Biopharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-30929 (Commission File Number)	13-4087132 (IRS Employer Identification No.)

750 Lexington Avenue

New York, New York 10022

(Address of Principal Executive Offices)

(212) 531-5965

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 2.02.	Results of Operations and Financial Condition.

On November 7, 2012, Keryx Biopharmaceuticals, Inc. (“Keryx” or the “Company”) issued a press release announcing results of operations for the third quarter ended September 30, 2012. Keryx also announced that on Thursday, November 8, 2012 at 8:30am EST, Keryx will host an investor conference call during which the Company will provide a brief financial overview of its third quarter financial results and a business outlook for the remainder of 2012. A copy of such press release is being furnished as Exhibit 99.1.

Item 8.01.	Other Events

On November 1, 2012, Keryx announced the initiation of a Phase 2 study of ZerenexTM (ferric citrate), the Company's ferric iron-based phosphate binder drug candidate, in managing serum phosphorus and iron deficiency in anemic patients with Stage 3 to 5 non-dialysis dependent chronic kidney disease. A copy of such press release is being filed as Exhibit 99.2 to this report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

The following exhibits to this report shall be deemed filed under the Securities Exchange Act of 1934, as amended.

Exhibit Number	Description
99.1	Press Release dated November 7, 2012
99.2	Press Release dated November 1, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Keryx Biopharmaceuticals, Inc.
(Registrant)

Date: November 7, 2012

	By:	/s/ James F. Oliviero
James F. Oliviero
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit

Number	Description

99.1	Press Release dated November 7, 2012.
99.2	Press Release dated November 1, 2012.